SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12]


                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                           ------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on  table below per Exchange Act  Rules  14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:________

(2)      Aggregate number of securities to which transaction applies:___________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

(4)      Proposed maximum aggregate value of transaction: ______________________

(5)      Total fee paid: _______________________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid: _______________________________________________

(2)      Form, Schedule or Registration Statement No.: _________________________

(3)      Filing Party: _________________________________________________________

(4)      Date Filed: ___________________________________________________________

[KCSI LOGO]
427 WEST 12TH STREET
KANSAS CITY, MISSOURI  64105







                      KANSAS CITY SOUTHERN INDUSTRIES, INC.




                           NOTICE AND PROXY STATEMENT


                                       FOR


                       THE ANNUAL MEETING OF STOCKHOLDERS


                                   TO BE HELD


                                   MAY 2, 2002



--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!


    Please mark, date and sign the enclosed proxy card or voting instruction card and promptly return it in the enclosed envelope,
           or vote by telephone or through the Internet as described
                 on the proxy card or voting instruction card.

--------------------------------------------------------------------------------


   MAILING OF THIS NOTICE AND PROXY STATEMENT, THE ACCOMPANYING ENCLOSED PROXY
    CARD OR VOTING INSTRUCTION CARD, AND THE ACCOMPANYING 2001 ANNUAL REPORT
                      COMMENCED ON OR ABOUT MARCH 29, 2002

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                 MARCH 29, 2002



TO OUR STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 2, 2002. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     We urge you to read these proxy materials and the Annual Report and to participate in the Annual Meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, IN THE ENVELOPE PROVIDED, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED. ALTERNATIVELY, YOU MAY CAST YOUR VOTES BY TELEPHONE OR THROUGH THE INTERNET, AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

                                           Sincerely,



                                           Michael R. Haverty
                                           Chairman of the Board, President
                                           and Chief Executive Officer

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 --------------


     The Annual Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI" or the "Company"), will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 2, 2002, to consider and vote upon:

     (1)  Election of Two Directors;

     (2) Amendment of KCSI's Certificate of Incorporation to change the Company's name from "Kansas City Southern Industries, Inc." to "Kansas City Southern";

     (3) Ratification of the Board of Directors' selection of KPMG LLP as KCSI's independent accountants for 2002; and

     (4) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 4, 2002, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By Order of the Board of Directors,



                                        Michael R. Haverty
                                        Chairman of the Board, President
                                        and Chief Executive Officer

The date of this Notice is March 29, 2002.

     PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. ALTERNATIVELY, YOU MAY CAST YOUR VOTES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS NOTICE AND PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

Information About the Annual Meeting.....................................     1

Voting...................................................................     2

Principal Stockholders and Stock Owned Beneficially by Directors
   and Certain Executive Officers........................................     5

Proposal 1--Election of Two Directors....................................     8

The Board of Directors...................................................     9

Audit Matters............................................................    13

Proposal 2--Amendment of Certificate of Incorporation to Change
   the Company's Name from "Kansas City Southern Industries, Inc."
   to "Kansas City Southern".............................................    15

Proposal 3--Ratification of the Board of Directors' Selection of
   Independent Accountants...............................................    16

Management Compensation..................................................    18

Stockholder Proposals....................................................    32

Section 16(a) Beneficial Ownership Reporting Compliance..................    33

Householding of Annual Meeting Materials.................................    33

Other Matters............................................................    34

                      INFORMATION ABOUT THE ANNUAL MEETING

WHY WERE KCSI'S STOCKHOLDERS SENT THIS PROXY STATEMENT?

     Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), is mailing this Proxy Statement on or about March 29, 2002 to its stockholders of record on March 4, 2002 in connection with KCSI's Board of Directors' solicitation of proxies for use at the 2002 Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, on Thursday, May 2, 2002 at 10:00 a.m. The Notice of Annual Meeting of Stockholders, KCSI's 2001 Annual Report to Stockholders (the "Annual Report"), and a proxy card accompany this Proxy Statement.

     KCSI will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCSI may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. Morrow & Co., Inc. has been retained to assist in the solicitation of proxies at a cost not expected to exceed $7,500, plus expenses. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of KCSI shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.

     Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of KCSI's stock held of record by them. Upon request, KCSI will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.

WHO MAY ATTEND THE ANNUAL MEETING?

     Only KCSI stockholders or their proxies and guests of KCSI may attend the Annual Meeting. Any stockholders or stockholder's representative who, because of a disability, may need special assistance or accomodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accomodation from KCSI by contacting the office of the Corporate Secretary at KCSI's principal executive offices at 114 West 11th Street, Kansas City, Missouri 64105, (816) 983-1538 before April 5, 2002 and at 427 West 12th Street, Kansas City, Missouri 64105, (816) 983-1538 on and after April 5, 2002. To provide KCSI sufficient time to arrange for reasonable assistance, please submit all requests by April 23, 2002.

WHAT MATTERS WILL BE CONSIDERED AT THE ANNUAL MEETING?

     At the Annual Meeting, stockholders will consider and vote upon: (1) the election of two directors; (2) amendment of KCSI's certificate of incorporation to change the Company's name from "Kansas City Southern Industries, Inc." to "Kansas City Southern"; (3) ratification of the Board of Directors' selection of KPMG LLP as KCSI's independent accountants for 2002; and (4) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with the matters set forth in (1) through (3) of the preceding sentence. Each of these matters has been proposed by the Board of Directors, and none of them is related to or contingent upon the other or others. The Board of Directors knows of no other matters that will be presented or voted on at the Annual Meeting.

                                     VOTING

WHICH STOCKHOLDERS MAY VOTE AT THE ANNUAL MEETING?

     Only the holders of KCSI's common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $25.00 per share (the "Preferred Stock"), of record at the close of business on March 4, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCSI had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 59,945,871 shares of Common Stock (which does not include 13,423,245 shares held in treasury) for a total of 60,188,041 shares eligible to be voted at the Annual Meeting.

     The Common Stock and the Preferred Stock (collectively, the "Voting Stock") constitute KCSI's only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying form of proxy or telephone or Internet vote grants that authority.

HOW  DOES  KCSI  DECIDE  WHETHER  ITS  STOCKHOLDERS  HAVE  APPROVED  ANY  OF THE
PROPOSALS?

     Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares.

     The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote, provided a quorum exists. A plurality means receiving the largest number of votes, and where, as here, there are two vacancies for director, the two nominees with the highest number of affirmative votes are elected. Approval of the amendment to KCSI's Certificate of Incorporation to change the corporate name will require the affirmative vote of a majority of the outstanding Voting Stock entitled to vote. Approval of the proposal to ratify the Board of Directors' selection of KCSI's independent accountants will require the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy and entitled to vote, provided a quorum exists.

     Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCSI in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular purpose, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

WHAT IF A STOCKHOLDER HOLDS SHARES IN A BROKERAGE ACCOUNT?

     The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

     When a stockholder does not vote, the stockbroker's abstention is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker's name have been voted on at least some proposals, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

HOW ARE A STOCKHOLDER'S SHARES VOTED IF THE STOCKHOLDER SUBMITS A PROXY?

     Stockholders who return a properly executed proxy card or properly give instructions via the Internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCSI whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should NOT be mailed directly to KCSI.

     The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy(1) or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, FOR amendment of KCSI's certificate of incorporation to change its corporate name, FOR ratification of the Board of Directors' selection of KPMG LLP as KCSI's independent accountants for 2002; and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

MAY A STOCKHOLDER REVOKE HIS OR HER PROXY OR VOTING INSTRUCTION CARD?

     At any time before the polls for the Annual Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate

------------------
(1) Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

Secretary of KCSI. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Annual Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

HOW DO PARTICIPANTS IN KCSI'S OR DST SYSTEMS, INC.'S EMPLOYEE STOCK OWNERSHIP PLANS OR IN KCSI'S OR STILWELL FINANCIAL INC.'S 401(K) AND PROFIT SHARING PLANS VOTE?

     Participants in KCSI's and DST Systems, Inc.'s employee stock ownership plans ("ESOPs") and in KCSI's and Stilwell Financial Inc.'s 401(k) and Profit Sharing Plans ("401(k) Plans") are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the respective trustees of these ESOPs and 401(k) Plans how to vote the shares of Common Stock held on behalf of the participant.(2) The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated (either on the voting instruction card or through Internet or telephone voting). If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless voting by Internet or telephone, the voting instruction card should be returned in the envelope provided to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013. THE VOTING INSTRUCTION CARD SHOULD NOT BE RETURNED TO KCSI, STILWELL FINANCIAL INC. ("STILWELL") OR DST SYSTEMS, INC. ("DST"). ESOP participants or 401(k) Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

ARE THE VOTES OF PARTICIPANTS IN THE ESOPS AND THE 401(K) PLANS CONFIDENTIAL?

     Under the terms of the ESOP and the 401(k) Plan trust agreements, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

-------------------
(2) Internet and telephone voting are also available, and the accompanying voting instruction card contains the Internet address and toll-free number.

               PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
                   BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth information as of the Record Date concerning the beneficial ownership of KCSI's Common Stock by: (1) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers; and (iii) all executive officers and directors as a group. KCSI is not aware of any beneficial owner of more than five percent of the Preferred Stock. None of the directors or executive officers own any shares of Preferred Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. KCSI is not aware of any arrangement which would at a subsequent date result in a change of control of KCSI.


                                                                        PERCENT
                                                        COMMON            OF
                     NAME AND ADDRESS (1)              STOCK (2)       CLASS (2)
--------------------------------------------------------------------------------
Perkins, Wolf, McDonnell & Company                  3,308,689(3)         5.51%
A. Edward Allinson                                     86,033(4)           *
  Director
Robert H. Berry                                       411,073(5)           *
  Senior Vice President and
  Chief Financial Officer
Gerald K. Davies                                      455,636(6)           *
  Executive Vice President and
  Chief Operating Officer
Michael G. Fitt                                        94,800(7)           *
  Director
Michael R. Haverty                                  2,321,862(8)         3.81%
  Chairman of the Board,
  President and Chief
  Executive Officer
James R. Jones                                         56,880(9)           *
  Director
William J. Pinamont                                    25,994(10)          *
  Vice President and General Counsel
Albert W. Rees                                        472,619(11)          *
  Senior Vice President--Operations of KCSR
Landon H. Rowland                                     865,606(12)        1.44%
  Director
Rodney E. Slater                                            0              *
  Director
Byron G. Thompson                                      40,000(13)          *
  Director
All Directors and Executive Officers                5,255,319(14)        8.42%
  as a Group (15 Persons)

--------------------------------------------------------------------------------
*    Less than one percent of the outstanding shares.

(1) The address for each of the individuals listed in the above table as of the Record Date, other than Mr. Rowland, is 114 West 11th Street, Kansas City, Missouri 64105. Effective April 5, 2002, the address for such individuals will be 427 West 12th Street, Kansas City, Missouri 64105. The address for Mr. Rowland is Stilwell Financial Inc., 920 Main Street, 21st Floor, Kansas City, Missouri 64105-2008.

(2) Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date, or will become exercisable within 60 days of that date, are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are exercisable on the Record Date, or exercisable within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(3) Based upon information in Schedule 13G filed February 26, 2002. The address for Perkins, Wolf, McDonnell & Company is 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604. Perkins, Wolf, McDonnell & Company reports that it has sole voting and dispositive power with respect to 37,189 shares and shared voting and dispositive power with respect to 3,271,500 shares.

(4) Mr. Allinson's beneficial ownership includes 70,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,200 shares held in a Keogh plan.

(5) Mr. Berry's beneficial ownership includes 248,434 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 10,152 shares allocated to his account in the KCSI ESOP, and 2,337 shares allocated to his account in KCSI's 401(k) and Profit Sharing Plan.

(6) Mr. Davies' beneficial ownership includes 388,645 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 585 shares allocated to his account in the KCSI ESOP.

(7) Mr. Fitt's beneficial ownership includes 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(8) Mr. Haverty's beneficial ownership includes 1,015,570 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 26,322 shares allocated to his account in the KCSI ESOP, 10,843 shares allocated to his account in KCSI's 401(k) and Profit Sharing Plan, 412 shares held by one of his children and 375,000 shares held in trusts for his children for which his brother acts as trustee.

(9) Mr. Jones' beneficial ownership includes 46,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(10) Mr. Pinamont's beneficial ownership includes 25,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 994 shares allocated to his account in the KCSI's 401(k) and Profit Sharing Plan.

(11) Mr. Rees' beneficial ownership includes 246,728 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 17,227 shares allocated to his account in the KCSI ESOP, 9,905 shares allocated to his account in KCSI's 401(k) and Profit Sharing Plan, 2,914 shares in his wife's IRA account, 7,300 shares held in trust by his wife, and 430 shares held as custodian for his son.

(12) Mr. Rowland's beneficial ownership includes 10,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 240 shares allocated to his account in Stilwell's 401(k) and Profit Sharing Plan.

(13) Mr. Thompson's beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(14) The number includes 2,498,392 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 481,311 shares otherwise held indirectly.

                      PROPOSAL 1--ELECTION OF TWO DIRECTORS

     The Board of Directors of KCSI is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2005 or when their successors are elected and qualified.

     Two persons have been nominated by management for election as directors. All of these nominees are presently directors of KCSI, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

     KCSI's Bylaws provide that after January 1, 1990, no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCSI's Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

     As explained further under "How Does KCSI Decide Whether Its Stockholders Have Approved Any of the Proposals," directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

NOMINEES FOR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2005

------------------- -------------------------------------------------------------------------------------------------

[PICTURE]           RODNEY E.  SLATER,  age 47, has been a director  of KCSI  since  June 5, 2001.  Mr.  Slater is a partner in the public policy  practice  group of the firm Patton Boggs LLP and serves as head of the firm's transportation  practice group in Washington,  D.C. since April 1, 2001. He served as
                    U.S.  Secretary  of  Transportation  from 1997 to January  2001 and head of the Federal  Highway
                    Administration  from  1993 to 1996.  Mr.  Slater  is also a  director  of  Southern  Development
                    Bancorporation and Parsons Brinckerhoff International Advisory Board.

------------------- -------------------------------------------------------------------------------------------------
[PICTURE]           BYRON G. THOMPSON,  age 69, has been a director of KCSI since August 17, 2000. Mr.  Thompson has served as Chairman of the Board of Country Club Bank,  n.a.,  Kansas City since  February  1985.
                    Prior to that  time,  Mr.  Thompson  served as Vice  Chairman  of  Investment  Banking at United
                    Missouri Bank of Kansas City and as a member of the Board of United Missouri Bancshares, Inc.
------------------- -------------------------------------------------------------------------------------------------

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                      THE ELECTION OF MANAGEMENT'S NOMINEES

                             THE BOARD OF DIRECTORS


     The Board of Directors met five times in 2001. The Board meets regularly to review significant developments affecting KCSI and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. All directors attended all of the meetings of the Board in 2001 (with Mr. Slater attending all meetings of the Board in 2001 from the time he became a director).

       DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2003

------------------- -------------------------------------------------------------------------------------------------
[PICTURE]           MICHAEL G. FITT,  age 70, has been a director of KCSI since 1986.  Prior to  retirement,  he was
                    Chairman  and Chief  Executive  Officer of Employers  Reinsurance  Corporation,  Overland  Park,
                    Kansas,  from 1980 through 1992 and President of that company from 1979 through 1991.  Employers
                    Reinsurance  Corporation,  a  subsidiary  of  General  Electric  Capital  Services,  Inc.,  is a
                    reinsurance company.  Mr. Fitt is also a director of DST Systems, Inc., Kansas City, Missouri.

------------------- -------------------------------------------------------------------------------------------------
[PICTURE]           MICHAEL R. HAVERTY,  age 57, has been the President  and Chief  Executive  Officer of KCSI since
                    July 12,  2000 and a director  since May 1995.  Mr.  Haverty has served as Chairman of the Board of KCSI since January 1, 2001.  Mr.  Haverty served as Executive Vice President of KCSI from May
                    1995 until July 12, 2000. He has been President,  Chief Executive  Officer and a director of The
                    Kansas City Southern Railway Company  ("KCSR"),  a subsidiary of KCSI, since 1995. He has served as Chairman of the Board of KCSR since  November  1999.  Mr. Haverty has served as the President and a director of  Mexrail,  Inc.,  an  affiliate  of KCSI,  since 1995 and as a director of the
                    Panama Canal Railway  Company,  an affiliate of KCSI,  since October 1996 and as  Co-Chairman of the Board of Directors of that company  since May 1999.  Mr.  Haverty has served as  Co-Chairman of Panarail  Tourism  Company,  an affiliate of KCSI,  since October 2000. He is also a director and  Chairman  of the  Executive  Committee  of the  Board of Grupo  Transportacion  Ferroviaria
                    Mexicana,  S.A. de C.V.,  a director of The  Texas-Mexican  Railway  Company and a director  and
                    Chairman of the  Executive  Committee  of TFM,  S.A. de C.V.,  each an  affiliate  of KCSI.  Mr.
                    Haverty  previously served as Chairman and Chief Executive  Officer of Haverty  Corporation from
                    1993 to May 1995,  acted as an independent  executive  transportation  adviser from 1991 to 1993 and was  President  and Chief  Operating  Officer of The  Atchison,  Topeka and Santa Fe Railway
                    Company  from 1989 to 1991.  Mr.  Haverty is also a director of Midwest  Grain  Products,  Inc.,
                    Atchison, Kansas.
------------------- -------------------------------------------------------------------------------------------------

                                  DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2004

------------------- -------------------------------------------------------------------------------------------------
[PICTURE]           A.  EDWARD  ALLINSON,  age 67, has been a director  of KCSI since  1990.  He served as the Chief
                    Executive  Officer and Chairman of the Board of EquiServe LP  ("EquiServe")  from  December 1999 through  October  2000.  EquiServe  provides  stock  transfer  and related  services to publicly listed  corporations.  Prior to joining EquiServe,  Mr. Allinson was an Executive Vice President
                    of State Street Bank and Trust Company,  Chairman of the Board of Directors of Boston  Financial
                    Data Services,  Inc.  ("BFDS"),  and Executive Vice President of State Street  Corporation  from
                    March 1990 through  December  1999.  BFDS  provides  full  service  share owner  accounting  and recordkeeping  services  to mutual  funds,  selected  services to certain  retirement  plans and certain securities  transfer services.  DST Systems,  Inc. owns 50% of BFDS. In 2001,  EquiServe became a wholly-owned  subsidiary of DST. Mr. Allinson is also a director of DST Systems,  Inc.,
                    Kansas City, Missouri.

------------------- -------------------------------------------------------------------------------------------------
[PICTURE]           JAMES R. JONES,  age 62, has been a director of KCSI since  November  1997.  Mr. Jones is also a director of Grupo Transportacion  Ferroviaria Mexicana, S.A. de C.V. and TFM, S.A. de C.V., both affiliates of KCSI. He has been Senior  Counsel to the firm of Manatt,  Phelps & Phillips  since
                    March 1, 1999.  Mr. Jones is also  Co-Chairman  of Manatt Jones  Global  Strategies.  He is also
                    Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc.  International  Division,
                    1997  through  1998;  U.S.  Ambassador  to Mexico,  1993  through  1997;  and Chairman and Chief
                    Executive  Officer of the American  Stock  Exchange,  1989 through  1993.  Mr. Jones served as a member of the U.S.  Congress  representing  Oklahoma  for 14 years.  He was White House  Special
                    Assistant and Appointments  Secretary to President Lyndon Johnson.  Mr. Jones is also a director of  Anheuser-Busch;  Grupo Modelo S.A. de C.V.;  San Luis  Corporacion;  TV Azteca;  and Keyspan
                    Energy Corporation.

------------------- -------------------------------------------------------------------------------------------------
[PICTURE]           LANDON H.  ROWLAND,  age 64,  has been a director  of KCSI since  1983.  Mr.  Rowland  served as
                    President of KCSI from July 1983,  and as Chief  Executive  Officer of KCSI from  January  1987, until July 12, 2000, when KCSI distributed to its shareholders all of the outstanding  shares of
                    Stilwell,  its then  wholly-owned  subsidiary  (the  "Spin-off").  He served as  Chairman of the
                    Board of KCSI from May 1997  through  December  31,  2000.  Mr.  Rowland has been a director and
                    President  of  Stilwell  since  May  1998.  He has  served  as  Chairman  of the Board and Chief
                    Executive Officer of Stilwell since August 1999.
------------------- -------------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

     The Board of Directors has established an Executive Committee (which also nominates individuals to serve as directors of KCSI), an Audit Committee and a Compensation and Organization Committee. The members of the committees are elected at the Board's annual meeting immediately following KCSI's annual meeting of stockholders. During 2001, there was one meeting by telephone of the Executive Committee, three meetings of the Audit Committee, and three meetings of the Compensation and Organization Committee, one of which was by telephone. All directors attended all meetings of all committees on which they served during 2001.

THE EXECUTIVE COMMITTEE

     The Executive Committee consists of KCSI's Chairman of the Board and three non-officer directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCSI in all matters in which direction has not been specifically reserved by the full Board.

     The Executive Committee also serves as the Board's nominating committee and recommends to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chairman of the Board is a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may meet with and consider suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCSI stockholders.

     The members of the Executive Committee are: Michael G. Fitt (Chairman), Michael R. Haverty, James R. Jones and Landon H. Rowland.

THE AUDIT COMMITTEE

     The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The members of the Audit Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards). The Audit Committee meets with and considers suggestions from members of management and KCSI's internal audit staff, as well as KCSI's independent accountants, concerning the financial operations of KCSI. The Audit Committee also reviews the audited financial statements of KCSI and considers and recommends the appointment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services. The Board of Directors has adopted a written charter for the Audit Committee.

     The members of the Audit Committee are: A. Edward Allinson, Michael G. Fitt and Byron G. Thompson (Chairman).

THE COMPENSATION AND ORGANIZATION COMMITTEE

     The Compensation and Organization Committee (the "Compensation Committee") consists of three outside directors (at least two of whom are considered to be "disinterested persons" as defined under applicable federal income tax and securities laws) elected by the Board to serve one-year terms. The Compensation Committee has the authority to: (a) authorize all salaries for certain KCSI and subsidiary company officers and supervisory employees; (b) administer the incentive compensation plans of KCSI and certain subsidiaries in accordance with the terms of those plans and determine any incentive allowances made to their officers and staff; (c) administer KCSI's Employee Stock Purchase Plan under which eligible employees of KCSI and its subsidiaries and certain affiliates are permitted to subscribe to and purchase shares of KCSI Common Stock through payroll deductions; (d) administer KCSI's 401(k) and Profit Sharing Plan and Employee Stock Ownership Plan; (e) act as KCSI's stock option plan committee and administer KCSI's stock option plans, in accordance with KCSI's Bylaws, the terms of the plan and the applicable laws; and (f) initiate, review and approve the succession plans and major organizational changes.

     The members of the Compensation and Organization Committee are: A. Edward Allinson, Michael G. Fitt and James R. Jones (Chairman).

     The Committee's report on executive compensation is set forth in the section under "Management Compensation."

COMPENSATION OF DIRECTORS

     Directors who are officers or employees of KCSI or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 2001 to any director or Named Executive Officer (as defined herein) of KCSI for service on any board of directors of any subsidiary of KCSI.

     The Outside Directors (those directors who are not employees of KCSI or its subsidiaries) are not paid any retainers for Board or committee membership. The Outside Directors are paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings. The Outside Directors are also paid $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The Chair of a committee receives an additional $500 for each committee meeting. The Outside Directors may also be granted awards, including among others, options to buy shares of KCSI Common Stock, pursuant to the 1991 Amended and Restated Stock Option and Performance Award Plan, as determined by the Committee (as defined in such plan). The Outside Directors were each granted options for 10,000 shares of KCSI Common Stock in 2001, except for Mr. Slater, who was granted options for 20,000 shares upon initially becoming a member of the Board of Directors in June 2001.

     Directors of KCSI are permitted to defer receipt of directors' fees under an unfunded directors' deferred fee plan adopted by the Board of Directors, and either to receive interest on such fees until they have been paid to them or, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI plan is set at the prime rate of a certain national bank less one percent. Distributions under the plan are allowed in certain instances as approved by the Board of Directors. The KCSI deferred fee plan also allows the directors to elect to receive deferred amounts in installments payable over several years.

                                  AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE
-----------------------------

March 29, 2002

     In accordance with the Audit Committee's written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors and to the shareholders that KPMG LLP be retained as the Company's independent auditing firm for the 2002 fiscal year.


The Audit Committee

         A. Edward Allinson
         Michael G. Fitt
         Byron G. Thompson, Chairman

PRINCIPAL ACCOUNTING FIRM FEES

     Upon completion of a competitive proposal process, KPMG LLP was engaged by KCSI on June 20, 2001 and served as KCSI's principal independent accountants in 2001. For the period in 2001 prior to the engagement of KPMG LLP, PricewaterhouseCoopers LLP ("PWC") served as KCSI's independent accountants. The following table sets forth the aggregate fees billed to KCSI for the fiscal year ended December 31, 2001 by KPMG LLP and PWC:

KPMG LLP

Audit Fees, Excluding Audit Related...............................$327,658

Financial Information Systems Design and Implementation Fees......       0

All Other Fees:
         Audit Related Fees.......................................  58,956(a)(b)
         Other Non-Audited Services...............................   9,529(a)(c)
                                                                  --------
Total All Other Fees..............................................$ 68,485

PRICEWATERHOUSECOOPERS LLP

Audit Fees, Excluding Audit Related...............................$235,631

Financial Information Systems Design and Implementation Fees......       0

All Other Fees:
         Audit Related Fees....................................... 275,406(a)(d)
         Other Non-Audited Services............................... 438,129(a)(e)
                                                                   -------
Total All Other Fees                                              $713,535

--------------------
(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

(b) Includes fees for benefit plan audits, comfort letters, and SEC filing review.

(c)  Includes fees for litigation support and tax consultation.

(d) Includes fees for the review of the annual financial report required by the Surface Transportation Board for Class I railroads and registration statement audit.

(e) Includes fees for various tax recovery and tax planning projects and litigation and actuarial consulting services.

             PROPOSAL 2 - AMENDMENT OF CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM "KANSAS CITY SOUTHERN
                   INDUSTRIES, INC." TO "KANSAS CITY SOUTHERN"


     On February 6, 2002, the Board of Directors approved an amendment to KCSI's Certificate of Incorporation to change the Company's name to Kansas City Southern. Under Delaware law, the adoption of the amendment to the Certificate of Incorporation is subject to the approval of KCSI's shareholders. If approved by the shareholders at the Annual Meeting, the amendment will become effective when filed with the Secretary of State of the State of Delaware. The Board of Directors approved the name change to reflect the change in KCSI's business and holdings following the spin-off of Stilwell Financial Inc. on July 13, 2000. By dropping "Industries" from KCSI's name we will maintain the identification in the marketplace of the Company and its principle subsidiary, The Kansas City Southern Railway Company, while emphasizing our focus on transportation rather than a variety of industries The proposed name change would not require a change in the security ticker symbol of KCSI. Stockholders would not be required to submit their stock certificates for exchange. If approved by the shareholders, following the effective date of the amendment changing KCSI's name, all new stock certificates issued by KCSI will bear the new name.

     As explained further under "How Does KCSI Decide Whether Its Stockholders Have Approved Any of the Proposals," approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock that are entitled to vote on the proposal.


                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                         TO CHANGE THE CORPORATE NAME TO
                              KANSAS CITY SOUTHERN

              PROPOSAL 3 - RATIFICATION OF THE BOARD OF DIRECTORS'
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the Board of Directors has selected, the firm of KPMG LLP as KCSI's independent accountants to examine KCSI's 2002 consolidated financial statements.

     On June 20, 2001, KCSI notified PWC, KCSI's principal accountant during the 1999 and 2000 fiscal years, that it had been replaced as KCSI's principal accountant. Additionally, on June 20, 2001, KCSI engaged the accounting firm of KPMG LLP as its principal accountant for the 2001 fiscal year. The decision to change certifying accountants was discussed with the Audit Committee and approved by the Chairman of the Audit Committee. Prior to the Spin-off in July 2000, KCSI management had been discussing internally whether or not to competitively bid out its audit services. Given the circumstances surrounding the Spin-off, KCSI management determined that it was not feasible to initiate the competitive bid process until after the completion of the audit for the year in which the Spin-off occurred. Accordingly, subsequent to the completion of the audit for the year ended December 31, 2000, KCSI management initiated the competitive proposal process which began in April 2001. The selection of KPMG LLP was made after the completion of this competitive proposal process, which involved all five major accounting firms. No relationship exists between KCSI and KPMG LLP other than that of independent accountant and client, except as follows: NAFTA Rail, S.A. de C.V. ("NAFTA"), our Mexican affiliate and the holder of our shares of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM"), employs the retired managing partner of KPMG Cardenas Dosal, S.C., the Mexican affiliate of KPMG LLP, as our Comisario at Grupo TFM. NAFTA, as a shareholder of approximately 37%, has the right to appoint a Comisario, or statutory auditor, at Grupo TFM. The Comisario's alternate, or Comisario Suplente, is a current partner of KPMG Cardenas Dosal, S.C. Both the Comisario and Comisario Suplente are paid by Grupo TFM. Our tax advisers in Mexico are affiliated with KPMG LLP. We also use KPMG, an affiliate of KPMG LLP, as our auditors in Panama.

     For the 1999 and 2000 fiscal years, the reports of PWC on KCSI's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle. In connection with its audits for the 1999 and 2000 fiscal years and through June 20, 2001, there were no disagreements with PWC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years, except as discussed below.

     During the year ended December 31, 2000, KCSI completed a transaction to monetize, for a one-time payment, the rights to the future income stream associated with certain billboard advertising sites located on the right of way of KCSI's railroad operating property. The transaction was completed with a third party vendor to KCSI, which provides advertising signage services to other companies in the railroad industry. Based upon the details of the transaction, KCSI believed that the associated transaction should be accounted for under the guidance of Staff Accounting Bulletin No. 101 - "Revenue Recognition in Financial Statements" ("SAB 101") and consistent with railroad industry accounting practices. After reviewing industry practice and SAB 101 related to the specifics of this transaction, KCSI concluded that the appropriate criteria, of both industry accounting practices and the guidance in SAB 101, were met to record the initial one-time payment as income in the Statement of Income for the year ended December 31, 2000. KCSI's certifying accountant, PWC, believed that SAB 101 did not apply and railroad industry accounting practice would not take precedence over standards promulgated by the Financial Accounting Standards Board. PWC believed that the transaction should be evaluated under lease accounting rules which, in this instance, would require that the up-front payment be initially deferred and recognized over future periods. After further discussion between KCSI and PWC, KCSI recorded the transaction as recommended by PWC in the financial statements for the year ended December 31, 2000.

     During the period of time that KCSI was exploring with PWC the various accounting rules regarding this matter and following PWC's expression of its conclusion with regard to this matter, KCSI inquired of PWC as to other avenues that might be available to KCSI. PWC acknowledged that one alternative might be for KCSI to seek a SAS 50 opinion from another independent accountant. In early February 2001, KCSI's management discussed this transaction with KPMG LLP to obtain an understanding of relevant industry practice and application of SAB
101. Also, at KCSI's request, PWC discussed the issue with representatives of the other major accounting firms, including KPMG LLP. KPMG LLP communicated to KCSI that this issue was discussed with representatives of the major accounting firms and that PWC reaffirmed their earlier position on the proper accounting treatment of the transaction. KCSI did not request a SAS 50 opinion or report from KPMG LLP, and none was issued. Additionally, KPMG LLP did not express any specific viewpoint to KCSI regarding the accounting for the transaction. KCSI's management and PWC discussed this matter with KCSI's Audit Committee. Additionally, KCSI authorized PWC to respond fully to inquiries of KPMG LLP concerning this matter.

     KCSI became aware that as a result of a reorganization during 2001 between two of the participants in the Grupo TFM venture (in which KCSI has a minority interest), Grupo TFM may be reported by one of the participants as a consolidated subsidiary under International Accounting Standards. KCSI has historically treated Grupo TFM as a foreign corporate joint venture under U.S. generally accepted accounting principles and, accordingly, has not provided deferred income taxes at the statutory rates on the difference between the financial accounting and income tax bases in its investment in Grupo TFM. PWC informed KCSI that at the time of their replacement, PWC had not completed the analysis and testing necessary to confirm KCSI's continued accounting for Grupo TFM as a foreign corporate joint venture under these circumstances and, accordingly, that PWC believed this matter represented a reportable event under Regulation S-K Item 304(a)(1)(v)(D). KCSI's management and PWC discussed this matter with KCSI's Audit Committee. Additionally, KCSI authorized PWC to respond fully to inquiries of KPMG LLP concerning this matter.

     KCSI seeks its stockholders' ratification of the Board of Directors' selection of KCSI's independent accountants even though KCSI is not legally required to do so. If KCSI's stockholders ratify the Board of Directors' selection, the Board of Directors nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Board of Directors feels that such change would be in the best interest of KCSI and its stockholders. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee and the Board will re-evaluate their decision.

     One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

     As explained further under "How Does KCSI Decide Whether Its Stockholders Have Approved Any of the Proposals," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.


                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                     RATIFICATION OF THE BOARD OF DIRECTORS'
                              SELECTION OF KPMG LLP

                             MANAGEMENT COMPENSATION

COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
------------------------------------------------------------------------

INTRODUCTION

     The Board of Directors believes that increasing the value of KCSI to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives that provide substantial incentives to increase stockholder value while enabling KCSI to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the Outside Directors' compensation to stockholder value through stock options.

     The Committee seeks to align the interests of KCSI executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholder value. In designing those compensation packages, the Committee believes KCSI's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCSI's executives should maintain a significant equity interest in KCSI, but that executives should earn such interest only if KCSI's stockholders also experience an increase in the value of their investment.

     The Committee has implemented this strategy through compensation packages that:

     o    Eliminate participation in any annual cash incentive program.

     o Provide stock-based incentives through awards of stock options that require, for the recipient to receive any benefits, market price increases in KCSI's Common Stock.

     o    Emphasize   long-term   stock   ownership   through  the   Committee's
          consideration of the retention of past KCSI stock-based awards in determining the levels of future stock-based grants.

The result is that a significant portion of these compensation packages is based upon at-risk components.

     The Committee has used this compensation strategy with all KCSI and KCSR executive officers who the Committee identifies as especially important to the long-term success of KCSI. In connection with the Spin-off, the Committee approved a compensation package described below for these executives which became effective upon the Spin-off.

     To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay range focused on general industrial companies having the same level of revenues as KCSI and publicly traded railroads. These compensation surveys include some of the companies comprising the Dow Jones Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCSI or its operating units. The next section of this report details the compensation program for these executives.

COMPENSATION PACKAGE COMPONENTS

     BASE SALARY. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility based on competitive market practices as indicated in surveys utilized by the Committee, individual contribution and performance, level of responsibility, experience and KCSI's corporate performance. The Committee does not give any specific weighting to any of these factors.

     The Committee targets the 75th percentile of the observed competitive market practice in setting base salary levels. The Committee chooses such levels based on the fact such executives will not participate in any annual cash incentive plans and such executives have a higher risk (because of the use of the stock-based incentives) of not being compensated than they would if they had participated in the annual cash incentive program.

     Under the compensation package, which became effective upon the Spin-off, the base salaries of the executive officers were frozen at the rates in effect for 1999 through December 31, 2001 and they did not participate in any KCSI incentive compensation plan during that period. As part of a cost reduction plan announced by KCSI on March 26, 2001, KCSI implemented a voluntary, temporary annual salary reduction for middle and senior management and suspended temporarily certain benefits for its management employees. Certain management employees, including the Chief Executive Officer and the four other most highly compensated executive officers, agreed to a voluntary temporary salary reduction. This voluntary temporary salary reduction ended December 31, 2001.

     STOCK COMPENSATION. The key component of the Committee's strategy is to make stock-based incentives a significant portion of the executives' total compensation package, primarily through stock options. By using primarily stock options, the Committee seeks to ensure that the executives will be compensated only if KCSI's stockholders also experience an increase in the value of their investment and that any such compensation is linked directly to such increases in KCSI's stock price.

     To determine how many options to grant in connection with the compensation packages, the Committee first considers each individual's targeted total compensation for the period in question using the compensation surveys mentioned above, including estimated potential earnings under KCSI's annual cash incentive compensation plan. Targeted total incentive compensation is approximately the total of the 75th percentile of the range of potential short-term incentives foregone plus median long-term incentive compensation shown in the observed market practices. These amounts are then adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and KCSI's corporate performance. The Committee does not give any specific weighting to any of these factors. An option valuation model is utilized to calculate the risk-adjusted value of each stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the year or years to which the grant relates and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

     Under the compensation package, which became effective upon the Spin-off, the executive officers did not participate in any KCSI incentive compensation plan and did not receive grants of stock-based or other long-term incentive compensation through December 31, 2001, except for the special grant of stock options in 2000 in connection with the Spin-off. Consistent with the Committee's compensation strategy, on July 13, 2000, the executive officers were granted performance stock options, became eligible to purchase a specified number of restricted shares of KCSI Common Stock and were granted a specified number of options for each of the restricted shares purchased. The grants were intended to cover the period during which the executives do not participate in any KCSI incentive compensation plan and were designed to result in total compensation at the 75th percentile of the range of total compensation indicated in the surveys. The number of performance options granted, restricted shares available and the number of options granted in connection with restricted shares purchased were determined based on the compensation level of the executive. The performance stock options were structured to reward the executives only when KCSI's market value reached certain predetermined levels and remained at or above those levels for twenty consecutive trading days. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate above the average historical return of the S&P
500. The target stock prices established in the performance stock option grants have been met. Mr. Pinamont joined the Company in December 2000 and was granted options during 2001 designed to result in total compensation at the 75th percentile of the range of total compensation indicated in the surveys.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation package for Mr. Haverty, the Chief Executive Officer of KCSI, is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other executives of KCSI and KCSR discussed above. Under the compensation package for 2001 adopted by the Committee effective upon the Spin-off, Mr. Haverty's base salary was frozen at the rates in effect for 1999 through December 31, 2001 and he was not entitled to participate in any KCSI incentive compensation plan during that period. In addition, pursuant to that compensation package, Mr. Haverty did not receive grants of stock-based or other long-term incentive compensation in 2001. The special grant of stock options in 2000 in connection with the Spin-off was intended to cover the period during which Mr. Haverty did not participate in any KCSI incentive compensation plan and was designed to result in total compensation at the 75th percentile of the range of total compensation indicated in the surveys. As part of a cost reduction plan announced by KCSI on March 26, 2001, Mr. Haverty agreed to a voluntary temporary reduction of his annual salary by 15%. This voluntary temporary salary reduction ended on December 31, 2001.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the "Named Executive Officers") unless it is "performance-based."

     Except as otherwise set forth, the Committee intends to qualify all compensation expense as deductible for federal income tax purposes. The compensation packages of the Named Executive Officers include base salary and, subject to the limitations under the compensation package discussed above, stock, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers has the potential to result in total compensation in excess of the $1 million limit of Section 162(m). Except with respect to certain stock options granted in 2000 to Mr. Haverty as part of his executive compensation package, KCSI believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCSI may incur as a result of awards under its stock option and performance award plan with respect to those Named Executive Officers whose compensation might present an issue qualifies as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes. Mr. Haverty has indicated that he intends to manage the exercise of such options so that the number of options he exercises in any given year will not result in his total compensation exceeding the $1 million limit of Section 162(m).

     The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation and Organization Committee.

         A. Edward Allinson
         Michael G. Fitt
         James R. Jones, Chairman

STOCK PERFORMANCE GRAPH
-----------------------

     The following graph shows the changes in value over the five years ending December 31, 2001 of an assumed investment of $100 in: (i) KCSI's Common Stock;
(ii) the stocks that comprise the Dow Jones Transportation Average Index (1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested. The 2000 dividend includes the Stilwell Financial Inc. stock dividend distributed on July 12, 2000, which for purposes of this graph and table was treated as a cash dividend and as reinvested.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                           RELATIVE MARKET PERFORMANCE
                             TOTAL RETURN 1997-2001




         [Graphic presentation of Stock Performance Graph appears here]



YEAR ENDED DECEMBER 31,       1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------

KCSI Total Return           $100.00  $212.97  $331.27  $504.03  $529.31  $738.68

Dow Jones Transportation
Average Total Return        $100.00  $148.07  $144.44  $137.92  $138.47  $125.59


S&P 500 Index Total Return  $100.00  $133.36  $171.47  $207.56  $188.66  $166.24
--------------------------------------------------------------------------------


(1) The Dow Jones Transportation Average is an index prepared by Dow Jones & Co., Inc., an independent company.

(2) The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

SUMMARY COMPENSATION TABLE
--------------------------

     The Summary Compensation Table shows certain information concerning the compensation earned in the fiscal years ended December 31, 2001, 2000 and 1999 by the Chief Executive Officer of KCSI and the four other most highly compensated executive officers (collectively, the "Named Executive Officers"). The table shows amounts earned by such persons for all services rendered in all capacities to KCSI and its subsidiaries during the past three years.


                                                                                           LONG-TERM
                                          ANNUAL COMPENSATION                         COMPENSATION AWARDS
                           -------------------------------------------------- ------------------------------------

                                                                               RESTRICTED   SECURITIES UNDERLYING
                                                             OTHER ANNUAL        STOCK          OPTIONS/SARS          ALL OTHER
        NAME AND                      SALARY      BONUS      COMPENSATION     AWARDS($)(1)         (#)              COMPENSATION
    PRINCIPAL POSITION       YEAR       ($)        ($)           ($)                         KCSI(2)STILWELL(3)          ($)
---------------------------------------------------------------------------------------------------------------------------------

Michael R. Haverty           2001     540,180      ---           ---               ---         12,363      ---          8,052(4)
  Chairman of the Board,     2000     608,652      ---           ---             49,500     1,189,366   1,888,106      16,484
  President and Chief        1999     608,652      ---           ---               ---          2,032      ---         18,952
  Executive Officer

Gerald K. Davies             2001     284,250      ---           ---               ---          5,160       ---         8,052(5)
  Executive Vice President   2000     300,000      ---           ---             19,250       462,595     102,374      14,852
  and Chief Operating        1999     300,000      ---           ---               ---         25,000       ---        18,952
  Officer

Robert H. Berry              2001     222,678      ---           ---               ---          3,507       ---         8,052(6)
  Senior Vice President      2000     235,008      ---           ---             12,000       288,409    484,706       14,852
  and Chief Financial        1999     235,008      ---           ---               ---            572       ---        18,952
  Officer

Albert W. Rees               2001     213,192      ---           ---               ---          3,253      ---          8,052(7)
  Senior Vice President--    2000     225,000      ---           ---             12,500       290,394    549,518       14,852
  Operations of KCSR         1999     225,000      ---           ---               ---            570      ---         14,152

William J. Pinamont          2001     156,067      ---         8,824(8)            ---         35,000      ---          5,453(8)
  Vice President and         2000       1,091(8)   ---           ---               ---          ---        ---           ---
  General Counsel            1999       N/A        N/A           N/A               N/A          N/A        N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------

(1) The number and value of the aggregate restricted stock holdings of each of the Named Executive Officers at the end of fiscal year 2001 are as follows:
     Mr. Haverty - 99,000 shares with a value of $829,620; Mr. Davies - 38,500 shares with a value of $322,630; Mr. Berry - 24,000 shares with a value of $201,120; and Mr. Rees - 25,000 shares with a value of $209,500. Mr. Pinamont held no restricted shares at the end of fiscal year 2001. The value (net of any consideration paid by such Named Executive Officers) of these restricted shares is based on the closing market price of KCSI Common Stock on December 31, 2001. Dividends will only be paid on the restricted stock when, as and if declared and paid on KCSI Common Stock.

(2) Option grant information for options to purchase KCSI Common Stock is provided on a post-reverse stock split basis.

(3) Shares of Stilwell common stock underlying options granted by Stilwell in connection with the Spin-off, as part of an equitable adjustment of KCSI options granted prior to the Spin-off.

(4) All other compensation for Mr. Haverty for 2001 is comprised of: (a) a contribution to his account under KCSI's 401(k) plan of $5,100; (b) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552.

(5) All other compensation for Mr. Davies for 2001 is comprised of: (a) a contribution to his account under KCSI's 401(k) plan of $5,100; and (b) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552.

(6) All other compensation for Mr. Berry for 2001 is comprised of: (a) a contribution to his account under KCSI's 401(k) plan of $5,100; and (b) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552.

(7) All other compensation for Mr. Rees for 2001 is comprised of: (a) a contribution to his account under KCSI's 401(k) plan of $5,100; and (b) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552.

(8) Mr. Pinamont joined the Company on December 28, 2000. Other annual compensation for Mr. Pinamont for 2001 is comprised of a relocation transfer allowance. All other compensation for Mr. Pinamont for 2001 is comprised of: (a) a contribution to his account under KCSI's 401(k) plan of $3,399; and (b) premiums on group term life insurance of $1,352, accidental death and dismemberment insurance of $150 and long-term disability insurance of $552.


KCSI OPTION/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE VALUE AT
                                                                                               ASSUMED ANNUAL RATES OF
                                                                                            STOCK PRICE APPRECIATION FOR
                                    INDIVIDUAL GRANTS                                              OPTION TERM(3)
--------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF          % OF TOTAL       EXERCISE
                              SECURITIES        OPTIONS/SARS       OR BASE
                              UNDERLYING         GRANTED TO         PRICE
                             OPTIONS/SARS       EMPLOYEES IN       ($ PER     EXPIRATION
          NAME               GRANTED (#)       FISCAL YEAR(1)     SHARE)(2)      DATE           5% ($)           10% ($)
--------------------------------------------------------------------------------------------------------------------------

Michael R. Haverty            12,363(4)              6.4%           $14.34      02/26/11       111,494           282,547
Gerald K. Davies               5,160(5)              2.7%           $14.34      02/26/11        46,535           117,928
Robert H. Berry                3,507(6)              1.8%           $14.34      02/26/11        31,627            80,150
Albert W. Rees                 3,253(4)              1.7%           $14.34      02/26/11        29,337            74,345
William J. Pinamont           10,000(7)              5.2%           $ 9.75      01/01/11        61,317           155,390
                              15,000(7)              7.7%           $13.90      04/01/11       131,125           332,295
                              10,000(7)              5.2%           $13.85      07/31/11        87,102           220,733
--------------------------------------------------------------------------------------------------------------------------

(1) Total options granted in 2001 to eligible employees of KCSI and its subsidiaries covered a total of 193,654 shares of KCSI Common Stock.

(2) Average of the high and low prices of the KCSI Common Stock on the date of grant as reported on the New York Stock Exchange.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future prices of KCSI's Common Stock. The actual value realized may be greater or less than the potential realizable values set forth in the table.

(4) The options were granted on February 27, 2001 under KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan (the "1991 Plan") in connection with KCSI's Executive Plan and were immediately exercisable. Participants in KCSI's Executive Plan may elect cash or non-qualified stock options with an estimated value (using the Black-Scholes valuation model) equal to 125% of the annual cash benefit. If there is a change in control of KCSI that is approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCSI or a consolidated subsidiary from the grant date until the change in control. Limited stock appreciation rights ("LSARs") were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(5) The options were granted under the 1991 Plan in connection with KCSI's Executive Plan. These options were granted on February 27, 2001. Options for 1,290 shares became exercisable on June 23, 2001. Options for 1,290 shares become exercisable on June 23, 2002. Options for 2,580 shares become exercisable on June 23, 2003. If there is a change in control of KCSI that is approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCSI or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(6) The options were granted under the 1991 Plan in connection with KCSI's Executive Plan. These options were granted on February 27, 2001. Options for 1,754 shares were immediately exercisable. Options for 1,753 shares became exercisable on June 23, 2001. If there is a change in control of KCSI that is approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCSI or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(7) These options were granted under the 1991 Plan. Options for 10,000 shares were granted on January 2, 2001; options for 15,000 shares were granted on April 2, 2001, and options for 10,000 shares were granted on August 1, 2001. All of the options become exercisable one year after the date of grant. If there is a change in control of KCSI that is approved by the incumbent  board of KCSI (as such  terms  are  defined  in the 1991  Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCSI or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

2001 AGGREGATED KCSI OPTION EXERCISES AND YEAR-END OPTION VALUES(1)
----------------------------------------------------------------

     The following table sets forth information with respect to the aggregate KCSI option exercises during 2001 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 2001.

--------------------- --------------- ----------- --------------------------------- --------------------------------
                                                             NUMBER OF
                                                             SECURITIES                        VALUE OF
                                                             UNDERLYING                       UNEXERCISED
                          SHARES                            UNEXERCISED                      IN-THE-MONEY
                         ACQUIRED       VALUE             OPTIONS/SARS AT                   OPTIONS/SARS AT
                            ON         REALIZED           FISCAL YEAR-END                   FISCAL YEAR-END
         NAME          EXERCISE (#)     ($)(2)                  (#)                             ($)(3)
--------------------- --------------- ----------- --------------- ----------------- --------------- ----------------
                                                   EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------------------- --------------- ----------- --------------- ----------------- --------------- ----------------
Michael R. Haverty         N/A           N/A         1,002,363         198,000        $8,694,549      $1,738,440
Gerald K. Davies           N/A           N/A           386,439          81,316        $3,381,942        $680,973
Robert H. Berry            N/A           N/A           244,687          48,000        $2,120,802        $421,440
Albert W. Rees             N/A           N/A           243,253          50,000        $2,107,818        $439,000
William J. Pinamont        N/A           N/A                 0          35,000                $0         $64,050
--------------------- --------------- ----------- --------------- ----------------- --------------- ----------------

(1)  All information is provided on a post-reverse stock split basis.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCSI Common Stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(3) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCSI Common Stock underlying the options on December 31, 2001 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.


2001 AGGREGATED STILWELL OPTION EXERCISES AND YEAR-END OPTION VALUES
--------------------------------------------------------------------

     In connection with the Spin-off and as part of an equitable adjustment of KCSI non-qualified stock options previously granted and outstanding as of June 28, 2000 (the record date for the Spin-off), the exercise price of such options was adjusted as allowed by the 1991 Plan and holders of such options received separately exercisable options to purchase Stilwell common stock ("Stilwell options") in the proportion of two Stilwell options for each KCSI non-qualified stock option held.

     The following table sets forth information regarding the shares of Stilwell common stock received upon exercise of Stilwell options, which were granted in 2000 as discussed above, by the Named Executive Officers in 2001, the aggregate dollar value realized upon exercise and the value of unexercised options to purchase Stilwell common stock held by the Named Executive Officers as of December 31, 2001.

--------------------- --------------- ------------- --------------------------------- --------------------------------
                                                               NUMBER OF
                                                               SECURITIES                        VALUE OF
                                                               UNDERLYING                       UNEXERCISED
                          SHARES                              UNEXERCISED                      IN-THE-MONEY
                         ACQUIRED        VALUE              OPTIONS/SARS AT                   OPTIONS/SARS AT
                            ON          REALIZED            FISCAL YEAR-END                   FISCAL YEAR-END
         NAME          EXERCISE (#)      ($)(1)                   (#)                             ($)(2)
--------------------- --------------- ------------- --------------- ----------------- -------------- -----------------
                                                     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
--------------------- --------------- ------------- --------------- ----------------- -------------- -----------------
Michael R. Haverty         N/A            N/A         1,438,106              0        $26,559,731         $0
Gerald K. Davies           N/A            N/A            50,594          1,780           $218,780         $0
Robert H. Berry            N/A            N/A            84,706              0           $987,174         $0
Albert W. Rees           300,000       $6,545,070        49,518              0           $334,159         $0
William J. Pinamont        N/A            N/A             N/A              N/A              N/A           N/A
--------------------- --------------- ------------- --------------- ----------------- -------------- -----------------

(1) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Stilwell common stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Stilwell common stock underlying the options on December 31, 2001 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

     All of the Named Executive Officers have employment agreements which remain in effect until terminated or modified. KCSI and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty, dated as of January 1, 2001, an Employment Agreement with Mr. Davies, dated as of January 1, 1999, as amended by an Amendment to Employment Agreement dated as of January 1, 2001, an Amended and Restated Employment Agreement effective as of January 1, 2001 with Mr. Rees and an Employment Agreement with Mr. Pinamont, effective as of August 1, 2001, as amended by an Amendment to Employment Agreement, effective as of August 1, 2001. KCSI entered into an Amended and Restated Employment Agreement, dated as of January 1, 2001, with Mr. Berry. Mr. Haverty's employment agreement provides for his continued employment as President and Chief Executive Officer of KCSR. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as President and Chief Executive Officer of KCSI and as a director and Chairman of the Board of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director and Chairman of the Board of KCSI. Mr. Davies' employment agreement, as amended, provides for his employment as Executive Vice President and Chief Operating Officer of KCSR. Mr. Berry's employment agreement provides for his continued employment as Senior Vice President and Chief Financial Officer of KCSI. Mr. Rees' employment agreement provides for his employment as Senior Vice President Operations of KCSR. Mr. Pinamont's employment agreement, as amended, provides for his continued employment as Vice President and General Counsel of KCSR. KCSI also agreed to cause Mr. Pinamont to continue to be elected and retained as Vice President and General Counsel of KCSI. Each of these employment agreements is subject to termination under certain circumstances.

     Pursuant to their respective employment agreements, Messrs. Haverty, Davies, Berry and Rees receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which for 2001 was $600,000 for Mr. Haverty, $300,000 for Mr. Davies, $235,008 for Mr. Berry, and $225,000 for Mr. Rees. Pursuant to his employment agreement, Mr. Pinamont receives as compensation for his services an annual base salary of $175,000. The salaries for Messrs. Haverty, Davies, Berry and Rees were frozen at the rates in effect for 1999 through December 31, 2001. Under his employment agreement, the salary for Mr. Pinamont could not be increased prior to January 1, 2002. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR, with respect to Messrs. Haverty, Davies, Rees and Pinamont, and by KCSI applicable to all officers of KCSI, with respect to Mr. Berry. Effective March 26, 2001, each of Messrs. Haverty, Davies, Berry and Rees agreed to a voluntary temporary salary reduction. Mr. Haverty agreed to a 15% reduction, and each of Messrs. Davies, Berry and Rees agreed to a 7% reduction. Effective April 1, 2001, Mr. Pinamont agreed to a 3% voluntary temporary salary reduction. These voluntary temporary salary reductions ended December 31, 2001. Neither Mr. Haverty nor Mr. Davies was entitled to participate in any KCSI or KCSR incentive compensation plans for 2001, but both are eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. Mr. Berry was not entitled to participate in any KCSI incentive compensation plans for 2001, and Mr. Rees was not entitled to participate in the KCSI Incentive Compensation Plan for 2001, but both are eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. Mr. Pinamont was not entitled to participate in the KCSR Incentive Compensation Plan for 2001, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. Each of the employment agreements provides that the value of the respective Named Executive Officer's annual compensation is fixed at a percentage of base salary for purposes of cash compensation benefit plans as follows: 167.76% for Mr. Haverty; 175% for each of Messrs. Davies, Berry and Rees and 145% for Mr. Pinamont.

     In the event of termination without cause by KCSI or KCSR, as applicable, each of Messrs. Haverty, Davies, Berry, Rees and Pinamont would be entitled to twelve months of severance pay at an annual rate equal to his base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, each of Messrs. Haverty, Davies, Berry, Rees and Pinamont would remain eligible to receive benefits under the KCSI Incentive Compensation Plan or the KCSR Incentive Compensation Plan, as applicable, and any Executive Plan in which they participate, if such plans are then in existence and the executive officer was entitled to participate immediately prior to termination. After termination, the officers would not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers would be entitled to participate in the KCSI 401(k) and Profit Sharing Plan and the KCSI Employee Stock Ownership Plan in the year of termination if such officer were to meet the requirements for participation in such termination year. In addition, Mr. Davies' employment agreement provides that if he terminates his employment agreement within 90 days after Mr. Haverty has discontinued all association with KCSI and KCSR or within 90 days after there is any significant reduction in his responsibilities for KCSR, he shall be entitled to the payments and benefits described above as if terminated by KCSR other than for cause. As part of his employment agreement, each of Messrs. Haverty, Davies, Berry, Rees and Pinamont has agreed not to use or disclose any trade secret of KCSI or KCSR, as applicable (as defined in his employment agreement), after any termination of his employment and shall, immediately upon termination of employment, return to KCSI or KCSR, as applicable, any trade secrets in his possession which exist in tangible form.

     If there were a change in control (as defined in the officer's employment agreement) of KCSI or KCSR during the term of that employment agreement, that officer's employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in his employment agreement). During that three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to that officer in the twelve months immediately prior to the change in control. During that three-year period, the officer also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCSI or KCSR, as applicable, generally, would be eligible to participate in any KCSI or KCSR incentive compensation plan and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the difference between the fair market value of the shares of Common Stock underlying the non-vested options and the exercise price of such options. If the amounts payable were determined on a discretionary basis immediately prior to the change of control, the benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the officer under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans, the officer would be entitled to a discounted cash payment of amounts to which he would be entitled. The officer's employment may be terminated after the control change date, but where it were other than "for cause" (as defined in his employment agreement) or disability, he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to a percentage (167.67% for Mr. Haverty, 175% for each of Messrs. Davies, Berry and Rees, and 180% for Mr. Pinamont) of three times his annual base salary for each of Messrs. Haverty, Davies, Berry and Rees, and two times his annual base salary for Mr. Pinamont, continuation or payment of benefits for a three-year period at levels in effect on the control change date and certain health, prescription and dental benefits until attainment of age 60, and certain health and prescription benefits for the remainder of his life unless such benefits are otherwise provided by a subsequent employer. Each of the officers is also permitted to resign employment after a change in control upon "good reason" (as that term is defined in his employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated. The employment agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the agreements were determined to involve "parachute payments" under Section 4999 of the Internal Revenue Code.

INDEMNIFICATION AGREEMENTS

     KCSI has entered into indemnification agreements with its officers and directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCSI. The indemnification agreements provide for indemnification "to the fullest extent permitted by the Delaware General Corporation Law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made only upon delivery to KCSI of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements also provide a mechanism to seek court relief if indemnification or expense advances are not received within specified periods. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the indemnification agreement or of certain other matters.

CHANGE IN CONTROL ARRANGEMENTS

     KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent, as a condition to making distributions, and certain trusts allow distributions upon the Board of Directors' approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the employment agreements, the Executive Plan, the Directors' Deferred Fee Plan, the indemnification agreements, stock option plan, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 2002.

     KCSR has established similar trusts relating to its employment continuation commitments under employment agreements and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCSI trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.

OTHER COMPENSATORY PLANS

     KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement or termination of employment or (b) a change in control of KCSI, or change in the Named Executive Officer's responsibilities following such a change of control.

THE EMPLOYEE STOCK OWNERSHIP PLAN

     The KCSI Employee Stock Ownership Plan and Trust Agreement (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"), for purposes of investing in shares of KCSI Common Stock and, as of January 1, 2001, a qualified stock bonus plan with respect to the remainder of the ESOP not invested in KCSI Common Stock. With respect to the shares of common stock of Stilwell ("Stilwell shares") held in participants' ESOP accounts, a participant may: (a) keep the Stilwell shares in the participant's account; (b) dispose of the Stilwell shares and reinvest the proceeds in one or more of the diversified investment funds that are available under the ESOP; (c) dispose of the Stilwell shares and reinvest the proceeds in KCSI Common Stock; or (d) select any combination of the foregoing. Allocations of shares of KCSI Common Stock, if any, to participant accounts in the ESOP for any plan year are based upon each participant's proportionate share of the total eligible compensation paid during the plan year to all participants in the ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the ESOP have been allocated to participants' accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

     A participant with less than five years of service is not vested in the ESOP's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement at age 65, death or disability or upon a change in control of KCSI (as defined in the ESOP). Distributions of benefits under the ESOP may be made in connection with a participant's death, disability, retirement or other termination of employment. A participant in the ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI Common Stock, Stilwell shares (to the extent Stilwell shares are held in the participant's account) or a combination thereof. In the event no election is made, the plan provides that the payment shall be made in KCSI Common Stock to the extent a participant's account holds KCSI Common Stock and cash to the extent cash or other non-KCSI Common Stock investments are held. A participant may further opt to receive payment in a lump sum or in installments.

1991 AMENDED AND RESTATED STOCK OPTION AND PERFORMANCE AWARD PLAN

     Under the provisions of the 1991 Plan and subject to the terms of the pertinent award agreement, the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCSI (as defined in the 1991 Plan) may accelerate the exercisability of an award as follows. Upon the death or disability of a grantee of an award under the 1991 Plan, the unexercisable options become exercisable and the grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months. Upon the retirement of a grantee of an award under the 1991 Plan, the unexercisable options become exercisable and the grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement.
Upon a change of control of KCSI (as defined in the 1991 Plan), the unexercisable options become immediately exercisable. LSAR's are granted in tandem with options. All of the LSAR's are automatically exercised upon a change of control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan).

KCSI 401(K) AND PROFIT SHARING PLAN

     The KCSI 401(k) and Profit Sharing Plan is a qualified defined contribution plan. KCSI originally established the KCSI 401(k) Plan effective as of January 1, 1996 and the KCSI Profit Sharing Plan as of January 1, 1990. Effective as of January 1, 2001, the Profit Sharing Plan was merged with the 401(k) Plan, which was renamed the KCSI 401(k) and Profit Sharing Plan (the "Plan"). Upon the merger of the plans, participant accounts in the Profit Sharing Plan were transferred to the Plan.

     Eligible employees of KCSI and other participating subsidiaries of KCSI (the "Employer") may elect to make pre-tax contributions, called 401(k) contributions, to the Plan up to 10% of compensation and subject to certain limits under the Internal Revenue Code of 1986, as amended (the "Code"). The Employer will make matching contributions to the Plan equal to 100% of a participant's 401(k) contributions and up to a maximum of 3% of a participant's compensation. Matching contributions vest at the rate of 20% at two years of service, 40% at three years of service, 60% at four years of service and 100% at five years of service. A participant becomes 100% vested upon retirement at age 65, death or disability or upon a change in control of KCSI (as defined in the Plan). The Employer may, in its discretion, make special contributions on behalf of participants to satisfy certain nondiscrimination requirements imposed by the Code, which are 100% vested.

     The Employer may also make, in its discretion, annual profit sharing contributions in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Profit sharing contributions, including a participant's account in the Profit Sharing Plan transferred to the Plan, are 100% vested.

     Participants may direct the investment of their accounts under the Plan by selecting from one or more of the diversified investment funds that are available under the Plan, including a fund consisting of KCSI common stock.
Distribution of benefits under the Plan will be made in connection with a participant's death, disability, retirement or other termination of employment. A participant may elect whether payment of his or her benefits will be in a lump sum or in installments.

COMPENSATION   COMMITTEE   INTERLOCKS   AND   INSIDER   PARTICIPATION;   CERTAIN
RELATIONSHIPS AND RELATED TRANSACTIONS

     On September 29, 2000, KCSI and Manatt, Phelps & Phillips entered into an agreement commencing October 1, 2000 and ending October 31, 2002, under which the law firm of Manatt, Phelps & Phillips and James R. Jones agreed to provide KCSI with advice and assistance with reference to issues and transactions in Mexico and other international venues. In consideration of the services provided, KCSI agreed to pay Manatt, Phelps & Phillips the sum of $10,000 per month. Mr. Jones, a director of KCSI who serves on the Compensation Committee, acts as Senior Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Senior Counsel. The fees paid by KCSI to such law firm did not exceed 5% of the law firm's gross revenues for that firm's last full fiscal year.


                              STOCKHOLDER PROPOSALS

     To be properly brought before the Annual Meeting, a proposal must be either
(i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

     If a holder of KCSI Common Stock wishes to present a proposal for inclusion in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before November 29, 2002. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof as well as KCSI's Bylaws. Any such proposal should be sent to the Corporate Secretary of KCSI at 427 West 12th Street, Kansas City, Missouri 64105.

     As  described  below,  in  order  for a  stockholder  proposal  that is not
included  in  KCSI's  Proxy   Statement  for  next  year's  annual   meeting  of
stockholders to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at KCSI's executive offices no earlier than January 31, 2003 and no later than March 17, 2003 (assuming a meeting date of May 1, 2003) and such proposal must also comply with the procedures outlined below, which are set forth in KCSI's Bylaws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

DIRECTOR NOMINATIONS

     With respect to stockholder nominations of candidates for KCSI's Board of Directors, KCSI's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCSI setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCSI that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCSI, if elected. KCSI may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCSI to determine the eligibility of such proposed nominee to serve as a director of KCSI or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

MATTERS OTHER THAN DIRECTOR NOMINATIONS

     In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCSI. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCSI, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCSI's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCSI's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange Commission, the New York Stock Exchange and KCSI (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2001 and any amendments thereto furnished to KCSI and written representations from certain of the Reporting Persons, no Reporting Person other than James R. Jones, was late in filing such Section 16 Reports for fiscal year 2001. Mr. Jones, a director of KCSI, purchased 3,050 shares on August 9, 2000, and reported the purchase on a Form 5 for the year ended December 31, 2001.


                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver KCSI's communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of KCSI's Annual Report and Proxy Statement. KCSI will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Kansas City Southern Industries, Inc., 114 West 11th Street, Kansas City, Missouri 64105, (816) 983-1538 before April 5 2002 and at 427 West 12th Street, Kansas City, Missouri 64105, (816) 983-1538 on and after April 5, 2002, Attention: Corporate Secretary's Office, and oral requests may be made by calling the KCSI's Corporate Secretary's Office at (816) 460-1237. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker or other nominee holder of record, or the stockholder may contact KCSI at the above address or telephone number.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCSI's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCSI, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCSI's Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, which first occurs. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

     Notwithstanding anything to the contrary set forth in any of KCSI's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                                        By Order of the Board of Directors



                                        Michael R. Haverty
                                        Chairman of the Board, President
                                        and Chief Executive Officer
Kansas City, Missouri
March 29, 2002

     KCSI's Annual Report includes KCSI's Annual Report on Form 10-K for the year ended December 31, 2001 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC"). KCSI WILL FURNISH WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF KCSI'S ANNUAL REPORT ON FORM 10-K. THE ANNUAL REPORT ON FORM 10-K INCLUDES A LIST OF ALL EXHIBITS THERETO. KCSI WILL FURNISH COPIES OF SUCH EXHIBITS UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF KCSI'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING SUCH REQUEST WAS A BENEFICIAL OWNER OF VOTING STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY OF KCSI, 114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105-1804 BEFORE APRIL 5, 2002 AND AT 427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105, (816) 983-1538 ON AND AFTER APRIL 5, 2002. The Annual Report on Form 10-K for the year ended December 31, 2001 with exhibits, as well as other filings by KCSI with the SEC, are also available through the SEC's Internet site at www.sec.gov.

                                   APPENDIX A


                           GRAPHIC AND IMAGE MATERIAL
                                       IN
                                 PROXY STATEMENT

     In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the KCSI proxy statement.

PHOTOGRAPHS OF EACH DIRECTOR

     The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL 1 - ELECTION OF TWO DIRECTORS" and "THE BOARD OF DIRECTORS."

STOCK PERFORMANCE GRAPH

     The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "Stock Performance Graph." Both the graph and the table will be included in the paper format definitive proxy mailed to KCSI's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                   APPENDIX C

                                 FORM OF PROXIES



                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR PROXY IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSU AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.

PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, MAY 1, 2002. YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR PROXY CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, MAY 1, 2002. YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

       IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2.   MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED PROXY CARD.
     3.   SIGN AND DATE THE PROXY CARD.
     4.   DETACH  AND  RETURN  THE  PROXY  CARD  IN THE  POSTAGE  PAID  ENVELOPE
          PROVIDED.

                             THANK YOU FOR YOUR VOTE


                                   (TEAR HERE)
                              ---------------------
                       KANSAS CITY SOUTHERN INDUSTRIES, INC.             PROXY

     This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated March 29, 2002, receipt of which is hereby acknowledged.

          Signature                                    Date             , 2002
                     ----------------------------------     -------------

          Signature                                    Date             , 2002
                     ----------------------------------     -------------
          Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:
                                   |_| WILL  ATTEND      |_| WILL NOT ATTEND
                                           (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                   (TEAR HERE)
                              --------------------
                      KANSAS CITY SOUTHERN INDUSTRIES, INC.                PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Michael G. Fitt, Michael R. Haverty and Byron G. Thompson, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 2, 2002, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSALS 2 AND 3.

1.   Election of two  directors.             2. Approval of an amendment to the Certificate of Incorporation
     Nominees:  01) Rodney E. Slater            to  change  the Company's name from "Kansas City
     and  02) Byron G. Thompson.                Southern Industries, Inc." to "Kansas City Southern".

    |_| FOR all nominees EXCEPT THOSE           |_|  FOR           |_| AGAINST          |_| ABSTAIN
        INDICATED BELOW:

---------------------------------------      3. Ratification  of the Board of  Directors'  selection  of KPMG
    |_| WITHHOLD AUTHORITY to vote for          LLP as KCSI's independent accountants for 2002.
        all nominees.
                                                |_|  FOR           |_| AGAINST          |_| ABSTAIN
UNLESS AUTHORITY TO VOTE FOR ANY NOMINEE
IS WITHHELD, AUTHORITY TO VOTE
CUMULATIVELY FOR SUCH NOMINEE WILL BE DEEMED
GRANTED, AND IF OTHER PERSONS ARE NOMINATED,
THIS PROXY MAY BE VOTED FOR LESS THAN ALL
THE NOMINEES NAMED ABOVE, IN THE PROXY
HOLDERS'  DISCRETION, TO ELECT THE MAXIMUM
NUMBER OF MANAGEMENT NOMINEES.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSUEP AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2002. YOUR INTERNET VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN INDUSTRIES, INC. ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

            IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING
                            INSTRUCTION CARD BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR VOTING INSTRUCTION CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2002. YOUR TELEPHONE VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN INDUSTRIES, INC. ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

           IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING
                            INSTRUCTION CARD BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED VOTING INSTRUCTION CARD.
     3.   SIGN AND DATE THE VOTING INSTRUCTION CARD.
     4. DETACH AND RETURN THE VOTING INSTRUCTION CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE

                                   (TEAR HERE)
                              ---------------------

  CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
   THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN INDUSTRIES, INC.


              Signature                                  Date             , 2002
                       ---------------------------------      ------------
                         PLEASE SIGN EXACTLY AS NAME APPEARS.

                            (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 2, 2002, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of two  directors.            2. Approval of an amendment to the Certificate of Incorporation
     Nominees:  01) Rodney E. Slater           to  change  the Company's name from "Kansas City
     and  02) Byron G. Thompson.               Southern Industries, Inc." to "Kansas City Southern".

    |_| FOR all nominees EXCEPT THOSE          |_|  FOR           |_| AGAINST          |_| ABSTAIN
        INDICATED BELOW:

---------------------------------------     3. Ratification  of the Board of  Directors'  selection  of KPMG
    |_| WITHHOLD AUTHORITY to vote for         LLP as KCSI's independent accountants for 2002.
        all nominees.
                                               |_|  FOR           |_| AGAINST          |_| ABSTAIN

   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
    SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                 CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.

VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSU4K AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.

PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2002. YOUR INTERNET VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN INDUSTRIES, INC. ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

            IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING
                            INSTRUCTION CARD BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR VOTING INSTRUCTION CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2002. YOUR TELEPHONE VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN INDUSTRIES, INC. ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

           IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING
                            INSTRUCTION CARD BY MAIL.

VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED VOTING INSTRUCTION CARD.
     3.   SIGN AND DATE THE VOTING INSTRUCTION CARD.
     4. DETACH AND RETURN THE VOTING INSTRUCTION CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE

                                   (TEAR HERE)
                              ---------------------


  CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
       KANSAS CITY SOUTHERN INDUSTRIES, INC. 401K AND PROFIT SHARING PLAN.




           Signature                                    Date             , 2002
                     ----------------------------------      ------------
                      PLEASE SIGN EXACTLY AS NAME APPEARS.

                                 (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 2, 2002, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of two  directors.            2. Approval of an amendment to the Certificate of Incorporation
     Nominees:  01) Rodney E. Slater           to  change  the Company's name from "Kansas City
     and  02) Byron G. Thompson.               Southern Industries, Inc." to "Kansas City Southern".

    |_| FOR all nominees EXCEPT THOSE          |_|  FOR           |_| AGAINST          |_| ABSTAIN
        INDICATED BELOW:

---------------------------------------     3. Ratification  of the Board of  Directors'  selection  of KPMG
    |_| WITHHOLD AUTHORITY to vote for         LLP as KCSI's independent accountants for 2002.
        all nominees.
                                               |_|  FOR           |_| AGAINST          |_| ABSTAIN

   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSUDE AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.

PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2002. YOUR INTERNET VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN INDUSTRIES, INC. ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

            IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING
                           INSTRUCTION CARD BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR VOTING INSTRUCTION CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2002. YOUR TELEPHONE VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN INDUSTRIES, INC. ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

           IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING
                            INSTRUCTION CARD BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED VOTING INSTRUCTION CARD.
     3.   SIGN AND DATE THE VOTING INSTRUCTION CARD.
     4. DETACH AND RETURN THE VOTING INSTRUCTION CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE

                                   (TEAR HERE)
                              ---------------------


       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER
             THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.



            Signature                                    Date             , 2002
                      ----------------------------------      ------------
                       PLEASE SIGN EXACTLY AS NAME APPEARS.

                               (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 2, 2002, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of two  directors.            2. Approval of an amendment to the Certificate of Incorporation
     Nominees:  01) Rodney E. Slater           to  change  the Company's name from "Kansas City
     and  02) Byron G. Thompson.               Southern Industries, Inc." to "Kansas City Southern".

    |_| FOR all nominees EXCEPT THOSE          |_|  FOR           |_| AGAINST          |_| ABSTAIN
        INDICATED BELOW:

---------------------------------------     3. Ratification  of the Board of  Directors'  selection  of KPMG
    |_| WITHHOLD AUTHORITY to vote for         LLP as KCSI's independent accountants for 2002.
        all nominees.
                                               |_|  FOR           |_| AGAINST          |_| ABSTAIN

   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              114 WEST 11TH STREET
                        KANSAS CITY, MISSOURI 64105-1804



                                 March 29, 2002




Dear Participant in the Profit Sharing Plan portion of the Stilwell Financial Inc. 401(K) Plan:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCSI to be held on May 2, 2002, which instructs Charles Schwab Trust Company as Trustee of the Stilwell Profit Sharing Plan portion of the 401(K) Plan, how to vote the shares of KCSI common stock allocated to your 401(K) account.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                            Thank you,



                                            Michael R. Haverty
                                            Chairman of the Board, President
                                            and Chief Executive Officer



                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (TEAR HERE)
                              ---------------------


        CONFIDENTIAL VOTING INSTRUCTIONS TO CHARLES SCHWAB TRUST COMPANY
           AS TRUSTEE UNDER THE STILWELL 401K AND PROFIT SHARING PLAN



            Signature                                    Date             , 2002
                      ----------------------------------      ------------
                       PLEASE SIGN EXACTLY AS NAME APPEARS.

                            (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 2, 2002, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of two  directors.            2. Approval of an amendment to the Certificate of Incorporation
     Nominees:  01) Rodney E. Slater           to  change the Company's name from "Kansas City
     and  02) Byron G. Thompson.               Southern Industries, Inc." to "Kansas City Southern".

    |_| FOR all nominees EXCEPT THOSE          |_|  FOR           |_| AGAINST          |_| ABSTAIN
        INDICATED BELOW:

---------------------------------------     3. Ratification  of the Board of  Directors'  selection  of KPMG
    |_| WITHHOLD AUTHORITY to vote for         LLP as KCSI's independent accountants for 2002.
        all nominees.
                                               |_|  FOR           |_| AGAINST          |_| ABSTAIN

IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
   SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.